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                                                                    EXHIBIT 10.3


                          RENAISSANCE WORLDWIDE, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated Effective October 10, 1997)

     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Renaissance Worldwide, Inc. (formerly, The Registry, Inc.1996 Employee Stock Purchase Plan).

1.   Purpose.  The purpose of the Plan is to provide employees of the Company
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     and its Subsidiaries with an opportunity to purchase Common Stock of the
     Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   Definitions.
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     (a)  "Board" shall mean the Board of Directors of the Company.
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     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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     (c)  "Common Stock" shall mean the Common Stock, no par value, of the
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          Company.

     (d)  "Company" shall mean Renaissance Worldwide, Inc., a Massachusetts
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          corporation.

     (e)  "Compensation" shall mean all base pay, salary, bonuses and
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          commissions, including payments for overtime and sales commissions.

     (f)  "Contributions" shall mean all amounts credited to the account of a
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          participant pursuant to the Plan.

     (g)  "Eligible Employee" shall mean any person who is an Employee on the
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          first day of any Offering Period.

     (h)  "Employee" shall mean any person, including an officer, who is an
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          employee of the Company or one of its Subsidiaries, as determined pursuant to Treasury Regulation Section 1.421-7(h) or any successor thereto.
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     (i)  "Exercise Date" shall mean the last business day of each Offering
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          Period of the Plan.

     (j)  "Offering Date" shall mean the first business day of each Offering
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          Period of the Plan.

     (k)  "Offering Period" shall mean the period described in Section 4.
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     (l)  "Plan" shall mean this Employee Stock Purchase Plan, as amended from
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          time to time.

     (m)  "Subsidiary" shall mean a corporation, domestic or foreign, defined as
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          such in Section 424(f) of the Code, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.   Eligibility.
     -----------

     (a) Except as otherwise provided below, any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Periods.  The periods of  January 1 to June 30 and July 1 to
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     December 31 of each year (or such other time or times as may be determined by the Board consistent with the requirements of Code (S)423) will each be termed an "Offering Period." The Plan shall continue until terminated in accordance with the terms of the Plan. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected by such change.

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5.   Method of Participation.  For each Offering Period, an Eligible Employee
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     may elect to participate in the Plan by executing and delivering to the
     Company's Human Resources Department, at such time, in such manner and on such form as shall be prescribed by the Company, a written subscription agreement.

6.   Payroll Deduction.
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     (a)  The written subscription agreement will contain a payroll deduction authorization that will request withholding at a rate (in whole percentages) of not less than 1% nor more than 10% from the participant's Compensation by means of substantially equal payroll deductions over the Offering Period from payroll periods ending in the Offering Period.

     (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may increase or decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement at such time as may be determined by the Company prior to the date on which the change is to be effective. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

     (d)  Notwithstanding the foregoing, to the extent necessary to comply with
          Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions shall be decreased to zero (0%) percent at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal or exceed twenty-five thousand dollars ($25,000). Payroll deductions shall re-commence at the rate provided in such participant's then current subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

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7.   Grant of Option; Option Price.
     -----------------------------

     (a) On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a maximum of two hundred (200) shares of the Company's Common Stock (subject to adjustment as provided in subsection 18(a) hereof) to the extent of the Employee's Contributions accumulated prior to the Exercise Date. The number of shares within the above-stated maximum that a participant may acquire shall be determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the purchase price per share of the Company's Common Stock (determined under Section 7(b)). The Company will reduce on a substantially proportionate basis, the number of shares of Common Stock receivable by each participant upon the exercise of his option for an Offering Period in the event that the number of shares then available under the Plan is otherwise insufficient, as provided in
          Section 12.

     (b) The purchase price per share of the Common Stock issued pursuant to the exercise of an option (the "Option Price") will be 85% of the fair market value of the Common Stock at (1) the time of grant of the option or (2) the time at which the option is deemed exercised, whichever is less. The fair market value of the Company's Common Stock on a given date shall be determined by the Board based on (i) the average of the high and low prices of the Common Stock on such date on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market System on such date, if the Common Stock is not then traded on a national securities exchange; or
          (iii) the closing bid price or the average of bid prices last quoted on such date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. If the Common Stock is not publicly traded at the time a right is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Board in its discretion after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

8.   Exercise of Option.  Unless a participant withdraws from the Plan as
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     provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of shares (including fractional shares) subject to option (but in no event more than two hundred (200), subject to adjustment as provided in subsection 18(a) hereof) will be purchased at the applicable Option Price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the

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     participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9.   Delivery.  As promptly as practicable after the Exercise Date of each
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     Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be returned to the participant.

10.  Withdrawal; Termination of Employment.
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     (a)  A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. Upon such withdrawal, the balance in his or her withholding account will be returned to the participant.

     (b) In the event that a participant terminates employment for any reason during the three months beginning with the Offering Date and ending on the day three (3) months before the Exercise Date, the participant's option shall terminate, and the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to his or her designated beneficiary hereunder (or as otherwise provided in Section 14(b) herein), and the participant or his or her designated beneficiary, as the case may be, will have no further rights under the Plan. In the event that a participant terminates employment for any reason on any date following the day three months before the Exercise Date, the participant's option shall not, by reason of such employment termination, terminate, and the participant's account balance will remain in the Plan and the option exercised as provided herein, unless the participant earlier withdraws from the Plan pursuant to subsection 10(a) above.


11.  Interest.  No interest shall accrue on the Contributions of a participant
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     in the Plan.

12.  Stock.
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     (a)  The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be six hundred thousand (600,000) shares, subject to adjustment upon changes in capitalization of the Company as

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          provided in subsection 18(a) hereof. If the total number of shares which would otherwise be subject to options granted pursuant to
          Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and consistent with the requirements of Section 423(b)(5) of the Code. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, at the participant's election.

13.  Administration of Plan.  The Plan will be administered by the Board of
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     Directors (or a committee thereof), which will have the right to determine any questions which may arise regarding the interpretation and application of the provisions of the Plan and to make or rescind, administer, and interpret such rules and regulations as it will deem necessary or advisable. For example, without limitation, the Board (or its delegee) may limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation.

14.  Designation of Beneficiary.
     --------------------------

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the

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          executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. To the extent of any such delivery of shares and/or cash hereunder, the Company's obligation under the Plan with respect to the participant shall be discharged.

15.  Transferability.  Neither Contributions credited to a participant's account
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     nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.  Use of Funds.  All Contributions received or held by the Company under the
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     Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.  Reports.  Individual accounts will be maintained for each participant in
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     the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.  Adjustments Upon Changes in Capitalization.
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     (a)  The number of shares of Common Stock covered by each option under the
          Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

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     (b)  In the event of the proposed dissolution or liquidation of the
          Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, the options granted during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion but subject to the requirements of Section 423 of the Code, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock not covered by subsection
          (a) hereof, and in the event of the Company being consolidated with or merged into any other corporation.

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     (c) In the event of a proposed sale of all or substantially all the assets or stock of any Subsidiary, the options granted to affected participants' of such Subsidiary during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board.

19.  Amendment or Termination.
     ------------------------

     (a) The Board reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Board; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 18) or to the Employees (or class of Employees) eligible to receive options under the Plan will have no force or effect unless it will have been approved by the shareholders within twelve months before or after its adoption. Such amendments may include, without limitation, (without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected), a change or changes to the duration of future Offering Periods (subject to Section 4 hereof).

     (b) The Plan may be suspended or terminated at any time by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of the outstanding options. The Plan will terminate in any case when all or substantially all of the Common Stock reserved for the purposes of the Plan has been purchased.

20.  Notices.  All notices or other communications by a participant to the
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     Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
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     respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell

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     or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.  Term of Plan; Effective Date.  The Plan shall become effective upon the
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     earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten
     (10) years unless sooner terminated under Section 19.

23.  Employment Rights.  Nothing contained in the provisions of the Plan will be
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     construed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time.

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